© Fifth Third Bank | All Rights Reserved
BancAnalysts Association of Boston
Conference
Tayfun Tuzun
Executive Vice President & Chief Financial Officer
November 6, 2014
Refer to earnings release dated October 16, 2014 for further information
Exhibit 99.1

© Fifth Third Bank | All Rights Reserved
Broad scope of products and services
addressing the needs of wide array of customers
Consumer Lending Branch Banking Wealth Management Wholesale Banking
Retail Bank
Cards
Home Equity
Mortgage
Auto
YTD total revenue of $398MM
YTD average loans of $2.2B
YTD average core deposits of $9.5B
$26B assets under management
$303B assets under care
YTD total revenue of $1.9B
YTD average loans of $51.2B
YTD average core deposits of $34.3B
YTD total revenue of $1.7B
YTD average loans of $16.6B
1,308 banking centers
2,639 ATMs
12 states
YTD total revenue of $470MM
YTD average loans of $20.8B
Private Bank
Retail Brokerage
Institutional Services
Commercial Bank
Footprint
Business
Lines
Highlights
In footprint markets
National consumer lending
In footprint markets
National commercial banking
Diversified financial services company with local orientation and strong national businesses

Strong Operating Results

Diversified Business Model

Prudent Capital Management

© Fifth Third Bank | All Rights Reserved
•
Earnings per diluted share of $0.39; included impact of negative valuation adjustment on
Vantiv warrant ($53 million pre-tax, or $0.04 per share)
•
Solid operating results driven by expense discipline and healthy balance sheet with strong growth potential
•
Overall good performance in credit trends; total delinquencies and nonperforming assets remain at low levels
Third quarter 2014 earnings highlights
1
Non-GAAP measure; see Reg. G reconciliation in appendix. Capital ratios presented under current U.S. capital regulations. The pro forma Basel III Tier 1 common equity ratio is management’s estimate based upon its current interpretation of recent prospective regulatory capital requirements approved in July 2013.
•
Affiliate-based commercial banking franchise leveraging specialized expertise in national businesses
•
Redesigning retail distribution strategy and prioritizing key segments in consumer bank
•
Growing regional wealth management and brokerage services
•
Payments and Commerce Solutions division specializing in developing commerce-enabled solutions
•
Top 3 deposit market share in 7 of 15 markets, with focus on further improving share of wallet
•
Tier 1 common ratio of 9.6% (Basel III pro forma estimate of ~9.4%)¹
•
Tangible book value per share¹
of $13.95; up 1% sequentially and 7% year-over-year
•
Repurchased $375 million of common shares 3Q14 YTD in conjunction with 2014 CCAR plan
— $180MM share repurchase agreement announced in October

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Balance sheet strategy
Achieve appropriate risk-adjusted returns on lending relationships
Manage securities portfolio in a disciplined manner
Position deposit base for a competitive environment
Target long-term efficiency in liquidity management
Proactive balance sheet management based on risk appetite

FIFTH THIRD BANK

$100
$95
$90
$85
$80
$75
$70
$65
$60
$55
$50
3Q04
3Q05
3Q06
3Q07
3Q08
3Q09
3Q10
3Q11
3Q12
3Q13
3Q14
Loans
Core Deposits

Third Quarter 2004

18%
18%
64%

Third Quarter 2014

5%
12%
83%

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• Loan-to-core deposit ratio better
positioned for rising rates and
liquidity rules
• 97% in 3Q 2014; 106% in 3Q
2004
• Future growth needs to be
balanced
• …and to remain above historical
levels
• Utilization of short-term
borrowings no longer a prudent
permanent funding strategy
• Stable and diverse funding base
• Substantially lower reliance on short-
term borrowings
• Significant available capacity for
market debt issuances and CD growth
Loans and Core Deposits ($B)
Funding profile
Core Deposits     Short-term Borrowing      Long-term Borrowing
Funding Mix

FIFTH THIRD BANK

37%
63%

45%
55%

16%
46%
25%
13%

4%
16%
57%
23%

10%
20%
20%
50%

7%
15%
48%
30%

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Demand       Interest Checking     Savings/MMDA
Foreign Office     CDs < $100K (Other time)
Core Deposit Growth
• Over the last 10 years, core deposits have grown
72% from $54B to $93B
3Q04 ($54B)
3Q14 ($93B)
Core Deposit Composition
• Commercial demand balances have increased and
are supported by low earnings credits rates
• Growth in commercial core deposits reflects
customer acquisition and impact of additional
treasury management solutions
• Shift in consumer core deposit balances
consistent with expectations from changes to
product offerings and recent focus on growing
money market balances
• Contraction in CD portfolio reflects current low
interest rate environment
3Q04 Commercial ($20B)
3Q04 Consumer ($34B)
3Q14 Commercial ($42B)
3Q14 Consumer ($51B)
Commercial
Commercial
Consumer
Consumer
Strengthened deposit profile
– $17B increase in consumer core deposits
– $22B increase in commercial core deposits

FIFTH THIRD BANK

Indexed to 1969
3,000
2,500
2,000
1,500
1,000
500
0
1969
1974
1979
1984
1989
1994
1999
2004
2009
GDP
Deposits
Loans
Indexed to 2002
240
220
200
180
160
140
120
100
80
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
GDP
Deposits
Loans

Indexed to 2002
240
220
200
180
160
140
120
100
80
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
GDP
Deposits
Loans

Long-term industry balance sheet trends
Loan-to-deposit ratios improving for the
industry since the financial crisis
– Deposit growth is consistent with its
long-term trends
– Loan growth exceeded nominal GDP
growth pre-crisis and has now stabilized
to match GDP growth
Fifth Third trends similar to industry,
although our recent focus on deposits
reflects steeper growth
Source: FDIC
1
All graphs indexed
7
U.S. banks and Nominal GDP
1
U.S. Banks and Nominal GDP
1
Fifth Third and Nominal GDP
1
© Fifth Third Bank | All Rights Reserved

Indexed to 1984
600
500
400
300
200
100
0
30%
25%
20%
15%
10%
5%
0%
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
GDP
Total Deposits
% Non-Interest Bearing

Indexed to 1Q04
300
250
200
150
100
50
0
1Q04
1Q05
1Q06
1Q07
1Q08
1Q09
1Q10
1Q11
1Q12
1Q13
1Q14
Interest Bearing
Non-Interest Bearing
GDP

Deposit composition trends
Deposit mix has been impacted by
prolonged low rates
Longer term trend of slowly
declining proportion of non-interest
bearing balances reversed in 2008
— Future reversion to mean will
be a function of the rate
environment
Fifth Third trends have been similar
to overall industry trends:
— Strong commercial DDA
growth partly due to growth in
Treasury Management
— Contraction in the consumer
CD portfolio offset by growth
in non-maturity deposits
Fifth Third’s DDA modeling
assumptions are consistent with the
expectation of migration from non-
interest bearing into interest bearing
accounts
Source: FDIC
1
All graphs indexed
8
Industry Deposit Composition vs. Nominal
FITB Deposit Composition vs. Nominal
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GDP
1
GDP
1

6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
4.10%
2.56%
Jan-04
Oct-04
Jul-05
Apr-06
Jan-07
Oct-07
Jul-08
Apr-09
Jan-10
Oct-10
Jul-11
Apr-12
Jan-13
Oct-13
Jul-14
Fed Funds
Commercial Deposits
Consumer Deposits

$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
40%
35%
30%
25%
20%
15%
10%
5%
0%
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Non-maturity
CDs
% CDs

Value of retail deposits
Retail deposits are the foundation of
our balance sheet funding strategy:
— Provide more stable source of
liquidity
— Relative price advantage
–
40% beta during the last
Fed tightening cycle while
commercial deposits had a
67% beta
— Favorable regulatory treatment
Expectation of more intense
competition reflected in  interest rate
risk modeling
— Commercial deposit beta
assumption of 85%
— Consumer deposit beta
assumption of 62%
CDs represent a significant source of
potential liquidity
— 2009 consumer CD balances
~35% of consumer interest-
bearing deposits vs 9% in 3Q14
— Flexible rate risk management
tool in a rising rate environment
Source: FDIC and Federal Reserve
1
Indexed; Excludes all Maturity deposits. C/D new production assumes a 100% Beta to the like term on the yield curve.
2
Interest-bearing deposits; Yearly-weighted average balances
Consumer Deposit Pricing Sensitivity
1
9
Consumer Deposit Composition
2
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5.25%

FIFTH THIRD BANK

Consumer Deposit Average Balance Trend
Consumer Deposits ($B)
Avg account balance ($)
$50
$45
$40
$35
$30
$25
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Deposit simplification complete
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14

14.8%
13.2%
12.8%
3Q12
3Q13
3Q14

5.1
5.3
5.4
3Q12
3Q13
3Q14

10.8%
16.7%
15.4%
3Q12
3Q13
3Q14

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Deposit offerings drive value contribution
Cross Sell Ratio
Single Service Households
Accounts Paying a Maintenance Fee
• Broader and deeper banking relationships with Fifth
Third earn better rates and lower costs
• Favorable execution trends contributing to stronger
revenue
• Could see additional benefit from higher average
account balances when rates rise
Note: Retail cross sell service set includes Checking, Savings, CD, Home Equity, Direct/Indirect Loan, Mortgage (incl EHR), Credit Card, Annuity, Brokerage, Insurance,
Early Access, Debt Protection, ID Alert, Debit Card, Access 360, Online Bill Pay, Direct Deposit, Mobile Banking and Internet Banking. Households with Access 360 only are not included.

14%
25%
33%
3Q12
3Q13
3Q14

Retail Banking Headcount
21 month change (Dec. 2012 - Sept. 2014)
Total Sales FTE
5%
Total Service FTE
(24%)
Total Banking Center Staff
(13%)
(25%)
(20%)
(15%)
(10%)
(5%)
0%
5%

7.4
6.8
6.2
3Q12
3Q13
3Q14

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Enhancing retail bank platform
Consumer deposit activity
Transaction volume by ATM and Mobile channels
• Remote deposit capture launched in 2012
• All ATMs image-enabled and ~50 Smart ATMs
deployed with additional consumer-friendly
upgrades
– Touch-screen and dual screen interface
– Ability to split deposits into two accounts
– Small denomination withdrawals
• Testing technology-focused, smaller branch
formats with lower staffing requirements
• Redefining roles of branch personnel and testing
hybrid roles
Branch transactions
Average monthly teller trans. in millions

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Deposit momentum delivering franchise value
Naples
Source: FDIC, SNL Financial.
Note: Branches included are full service retail / brick and mortar; data excludes headquarters branches with over $250 million in deposits ($500MM for Chicago CBSA).
Cincinnati affiliate
#1 market share (23% or $11.0B
of FITB footprint deposits) and
Fifth Third’s largest affiliate
market; home of Fifth Third’s
corporate headquarters
Western Michigan and Northwestern Ohio affiliates
#1 market shares (17% and 19% of FITB footprint deposits,
respectively); incl. Grand Rapids, MI and Toledo, OH
Chicago affiliate
Fifth Third’s second largest affiliate market;
6.9% increase in deposits vs. 2013
• Deposit growth in all 15
affiliates
• Deposit market share
growth in 13 of 15 affiliates
– Top 3 deposit share in 7
affiliates
– Deposit growth
outperforming market in
13 affiliates
Strong market share in mature Midwest markets;
Southeast markets remain key focus area and source of growth.
North Carolina affiliate
#4 market share in Charlotte;
8.0% increase in deposits vs.
2013
Florida region
10.3% increase in deposits vs. 2013;
one of the strongest regional growth
markets

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Conclusion
Actively
managing
balance sheet
based on risk
appetite
Creating
shareholder
value with long-
term focus while
optimizing our
current
opportunities
Continuously
improving
business
platforms in
response to
changing
environment
Managing
expenses with
focus on
improved
efficiency

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Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,”
“objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effect of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting
Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect
Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19)
effects of accounting or financial results of one or more acquired entities; (20) difficulties from Fifth Third’s investment in, relationship with, and nature of the operations of Vantiv, LLC; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth
Third’s earnings and future growth; (22) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

15 © Fifth Third Bank | All Rights Reserved Appendix

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Interest rate risk management
1
Repricing percentage or “beta” is the estimated change in yield over 12 months as a result of a shock or ramp 100 bps parallel shift in the yield curve.
2
Actual results may vary from these simulated results due to timing, magnitude, and frequency of interest rate changes, as well as changes in market conditions and management strategies.
Strategically positioned balance sheet to limit risk to downside rate scenarios
• Balance sheet is well positioned for a rising rate environment
— 62% of total loans are floating rate (80% of commercial and 35% of consumer)
— Investment portfolio duration of approximately 5 years
— Short-term wholesale funding represents only 4% of total funding
— $14.1B in funding will reprice beyond 1 year
• Interest rate sensitivities are based on conservative deposit assumptions
— Weighted-average deposit beta of 70% (2004 – 2006 cycle betas ~50%)
1
— No modeled lag in deposit repricing
— Modeled DDA runoff of approximately $2.5B (approximately 8%) for each 100 bps increase in rates
— For every $1B of incremental DDA runoff beyond what is modeled, asset sensitivity decreases:
-
15 bps in year 1 and 28 bps in year 2 in a 100 bps ramp
-
35 bps in both year 1 and year 2 in a 100 bps shock
• Forecasted balances represent our current
expectations regarding balance sheet trends
• Static balances assume current composition of
balance sheet remains constant
• In ramp scenarios, rate changes occur evenly over
the first four quarters
• In shock scenarios, rate changes are instantaneous
+100 bps +200 bps
(2.0%) (4.4%)
EVE at Risk
+100 bps +200 bps +100 bps +200 bps
NII-Asset Sensitivity
Forecast Balances Static Balances
Year 1 0.9% 1.7% 0.9% 1.7%
Year 2 4.0% 6.7% 4.5% 7.6%
Year 1 2.1% 4.0% 2.1% 3.8%
Year 2 4.9% 8.4% 5.5% 9.3%
2

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Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
September June March December September
2014 2014 2014 2013  2013
Income before income taxes (U.S. GAAP) 464                             606                             438                             561                             604
Add: Provision expense (U.S. GAAP) 71  76  69  53  51
Pre-provision net revenue 535  682  507  614  655
Net income available to common shareholders (U.S. GAAP) 328  416  309  383  421
Add: Intangible amortization, net of tax 1  1  1  1  1
Tangible net income available to common shareholders 329  417  310  384  422
Tangible net income available to common shareholders (annualized) (a) 1,305  1,673  1,257  1,523  1,674
Average Bancorp shareholders' equity (U.S. GAAP) 15,486  15,157  14,862  14,757  14,440
Less: Average preferred stock (1,331)                        (1,119)                        (1,034)                        (703)                           (593)
Average goodwill (2,416)                        (2,416)                        (2,416)                        (2,416)                        (2,416)
Average intangible assets (16)                              (17)                              (19)                              (20)                              (22)
Average tangible common equity (b) 11,723  11,605  11,393  11,618  11,409
Total Bancorp shareholders' equity (U.S. GAAP) 15,404  15,469  14,826  14,589  14,641
Less:  Preferred stock (1,331)                        (1,331)                        (1,034)                        (1,034)                        (593)
Goodwill (2,416)                        (2,416)                        (2,416)                        (2,416)                        (2,416)
Intangible assets (16)                              (17)                              (18)                              (19)                              (21)
Tangible common equity, including unrealized gains / losses (c) 11,641  11,705  11,358  11,120  11,611
Less: Accumulated other comprehensive income (301)                           (382)                           (196)                           (82)                              (218)
Tangible common equity, excluding unrealized gains / losses (d) 11,340  11,323  11,162  11,038  11,393
Total assets (U.S. GAAP) 134,188  132,562  129,654  130,443  125,673
Less:  Goodwill (2,416)                        (2,416)                        (2,416)                        (2,416)                        (2,416)
Intangible assets (16)                              (17)                              (18)                              (19)                              (21)
Tangible assets, including unrealized gains / losses (e) 131,756  130,129  127,220  128,008  123,236
Less: Accumulated other comprehensive income / loss, before tax (463)                           (588)                           (302)                           (126)                           (335)
Tangible assets, excluding unrealized gains / losses (f) 131,293  129,541  126,918  127,882  122,901
Common shares outstanding (g) 834                             844                             848                             855                             887
Ratios:
Return on average tangible common equity (a) / (b) 11.1% 14.4% 11.0% 13.1% 14.7%
Tangible common equity (excluding unrealized gains/losses) (d) / (f) 8.64% 8.74% 8.79% 8.63% 9.27%
Tangible common equity (including unrealized gains/losses) (c) / (e) 8.84% 9.00% 8.93% 8.69% 9.42%
Tangible book value per share (c) / (g) $13.95 $13.86  $13.40  $13.00  $13.09
For the Three Months Ended

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Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
September June March December September
2014 2014 2014 2013 2013
Total Bancorp shareholders' equity (U.S. GAAP) 15,404  15,469  14,826  14,589  14,641
Goodwill and certain other intangibles (2,484)                        (2,484)                        (2,490)                        (2,492)                        (2,492)
Unrealized gains (301)                           (382)                           (196)                           (82)                              (218)
Qualifying trust preferred securities 60  60  60  60  810
Other (18)                              (19)                              (18)                              19  21
Tier I capital 12,661                       12,644  12,182  12,094  12,762
Less: Preferred stock (1,331)                        (1,331)                        (1,034)                        (1,034)                        (593)
Qualifying trust preferred securities (60)                              (60)                              (60)                              (60)                              (810)
Qualifying noncontrolling interest in consolidated subsidiaries (1)                                (1)                                (1)                                (37)                              (39)
Tier I common equity (a) 11,269                       11,252  11,087  10,963  11,320
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (b) 116,920                     117,117                     116,622  115,969  113,801
Ratio:
Tier I common equity (a) / (b) 9.64% 9.61% 9.51% 9.45% 9.95%
Basel III - Estimated Tier 1 common equity ratio
September June March December September
2014 2014 2014 2013 2013
Tier 1 common equity (Basel I) 11,269                       11,252  11,087  10,963  11,320
Add: Adjustment related to capital components 99                               96  99  82  88
Estimated Tier 1 common equity under final Basel III rules without AOCI (opt out)(c) 11,368                       11,348  11,186  11,045  11,408
Add: Adjustment related to AOCI 301  382  196  82  218
Estimated Tier 1 common equity under final Basel III rules with AOCI (non opt out)(d) 11,669                       11,730  11,382  11,127  11,626
Estimated risk-weighted assets under final Basel III rules (e) 121,068                     122,465  122,659  122,074  120,447
Estimated Tier 1 common equity ratio under final Basel III rules (opt out) (c) / (e) 9.39% 9.27% 9.12% 9.05% 9.47%
Estimated Tier 1 common equity ratio under final Basel III rules (non opt out) (d) / (e) 9.64% 9.58% 9.28% 9.12% 9.65%
(c), (d)
(e)
Under the final Basel III rules, non-advanced approach banks are permitted to make a one-time election to opt out of the requirement to include AOCI in Tier 1 common equity. Other adjustments include mortgage servicing rights and deferred tax assets subject to threshold limitations and deferred tax liabilities related to intangible assets.
Key differences under Basel III in the calculation of risk-weighted assets compared to Basel I include: (1) Risk weighting for commitments under 1 year; (2) Higher risk weighting for exposures to securitizations, past due loans, foreign banks and certain commercial real estate; (3) Higher risk weighting for mortgage servicing rights and deferred tax assets that are under certain thresholds as a percent of Tier 1 capital; and (4) Derivatives are differentiated between exchange clearing and over-the-counter and the 50% risk-weight cap is removed.
For the Three Months Ended